EXHIBIT 2.2

                                ESCROW AGREEMENT


This Agreement appoints Kenneth F. McCallion, Esq. A lawyer located in 100 Park Avenue, NY, NY as the Escrow Agent (ESCROW AGENT), in connection with the an Asset Sale Agreement (AGREEMENT), dated the day of March 8, 2001, by and between Watchout! Inc. (BUYER) and Novalink Finance Ltd. (SELLER). The SELLER shall deposit Five Hundred Thousand (500,000) common shares of Expanded Systems Inc. being all of the outstanding shares of the Expanded Systems Solution Inc., (THE STOCK) into an Escrow Account (ESCROW ACCOUNT) with the ESCROW AGENT. The BUYER shall deposit Four Hundred Thousand (400,000) shares of Watchout! Inc. common shares (THE SHARES) into the ESCROW ACCOUNT.

ESCROW AGENT agrees to hold THE SHARES and THE STOCK in an Escrow Account (ESCROW ACCOUNT) to fulfill the terms of the AGREEMENT. The ESCROW AGENT will liquidate shares on account for the BUYER on the terms as set forth in the AGREEMENT to fulfill the obligation of the BUYER in accordance with the terms and conditions specified in the AGREEMENT, as summarized below. This ESCROW ACCOUNT is established for the payment, by the BUYER pursuant to the AGREEMENT for the sum of Two Hundred Thousand ($200,000) Dollars.

The shares deposited into this ESCROW ACCOUNT shall be registered under a registration statement with the SEC as more clearly specified in the AGREEMENT. Upon the registration statement becoming effective the Escrow Agent ("ESCROW AGENT") is to liquidate THE SHARES in the ESCROW ACCOUNT in an orderly fashion, in any event no more than 20,000 of THE SHARES per week. The ESCROW AGENT shall liquate THE SHARES over the liquidation period and pay no more than Fifty Thousand dollars ($50,000) at the end of the first and second periods, and, no more than One Hundred Thousand dollars ($100,000) at the end of the third period. The ESCROW AGENT shall not sell more than One Hundred Thousand (100,000) of THE SHARES during the first third of the liquidation period. The ESCROW AGENT shall not sell more than one hundred thousand of THE SHARES during the second third of the liquidation period The ESCROW AGENT shall not sell more than Two Hundred Thousand (200,000) of THE SHARES during the final third of the liquidation period. The proceeds of the sale shall be paid to the SELLER seven days after the close of each period.

If the total amount paid to the SELLER during the total three periods is less than Two Hundred Thousand ($200,000) dollars (SHORTFALL) the ESCROW AGENT will continue to liquidate any shares left in the ESCROW ACCOUNT to make up the SHORTFALL. The Escrow Agent may exceed the two hundred thousand share limit in the third period only in the event of a SHORTFALL. The proceeds of the sale shall be paid to the SELLER seven days after the close of each period. In the event of a SHORTFALL from the proceeds of the sale of all Four Hundred Thousand (400,000) shares during the total three periods the ESCROW AGENT is required to notify the Board of Director of the BUYER and demand the shortfall to be paid seven days after the end of the final period. In the event of excess shares in the ESCROW ACCONT after the SELLER has been paid the Two Hundred Thousand ($200,000) dollars the ESCROW AGENT shall return these shares to the BUYER.

During the period of time THE STOCK is held by the ESCROW AGENT, and so long as BUYER is not in default in the payment schedule, the SELLER agrees that the BUYER shall have the right to vote THE STOCK on all corporate matters. THE STOCK of EXPANDED shall be delivered to BUYER upon completion of the escrow terms.

The services of the undersigned as ESCROW AGENT shall be rendered without compensation, except that the ESCROW AGENT shall be entitled to a reasonable legal fee for services incurred in connection with the sale of such shares. Such legal fees to be paid by the BUYER. This Escrow Agreement is being executed in connection with and simultaneously with the closing of the Asset Sale Agreement. Any modifications or changes in this Agreement shall be in writing and signed by all of the parties hereto. The ESCROW AGENT will exercise ordinary care with

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respect to the custody of the BUYER'S deposits; and the ESCROW AGENT will not be liable for any acts or omissions that are undertaken in good faith and with ordinary care. Without limitation, ESCROW AGENT may assume without verification the genuineness of any signatures on any writings submitted to it in connection with BUYER'S deposits and the ESCROW AGENT may maintain the cash portion of the BUYER'S deposits in a co-mingled trust account. ESCROW AGENT shall invest the proceeds of sale of THE SHARES in an interest bearing account. All earnings upon the BUYER'S deposits shall remain the sole and exclusive property of the BUYER.


Dated: __________________

                                          By: /S/ Kenneth F. McCallion
                                              ----------------------------------
                                              ESCROW AGENT- Kenneth F. McCallion